Exhibit 99.1

Subordinated Notes Offering Investor Presentation September 2020

Safe Harbor Statements 2 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “expect,” “anticipate,” “intend,” “may,” “should,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify such forward - looking statements, but other statements not based on historical information may also be considered forward - looking statements . These statements should be considered subject to various risks and uncertainties, and are made based upon management’s belief as well as assumptions made by, and information currently available to, management pursuant to “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . The actual results of Ameris Bancorp (“Ameris,” “ABCB” or the “Company”) may differ materially from the results anticipated in forward - looking statements due to a variety of factors, including, but not limited to : (i) the risks of any acquisitions, mergers or divestitures which Ameris may undertake in the future, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth, expense savings and/or other results from such transactions ; (ii) the effects of future economic, business and market conditions and changes, including, without limitation, seasonality ; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws, regulations and policies and their application by Ameris’s regulators ; (iv) changes in accounting rules, practices and interpretations ; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities and interest - sensitive assets and liabilities ; (vi) changes in borrower credit risks and payment behaviors ; (vii) changes in availability and cost of credit and capital in the financial markets ; (viii) changes in the prices, values and sales volumes of residential and commercial real estate ; (ix) the effects of concentrations in Ameris’s loan portfolio ; (x) Ameris’s ability to resolve nonperforming assets ; (xi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates and valuations ; (xii) changes in technology or products that may be more difficult, costly or less effective than anticipated ; (xiii) uncertainty from the expected discontinuation of the London Inter - Bank Offered Rate (“LIBOR”), and the potential transition away from LIBOR toward a new interest rate benchmark ; (xiv) Ameris’s ability to successfully remediate the identified material weakness in Ameris’s internal controls over financial reporting, and the potential adverse impact on Ameris’s ability to prepare Ameris’s consolidated financial statements in a timely and accurate manner if Ameris’s remediation efforts are insufficient to address such weakness ; (xv) the effects of war or other conflicts, acts of terrorism, hurricanes, floods, tornados or other catastrophic events, including, without limitation, the novel coronavirus (“COVID - 19 ”), that may affect economic conditions ; (xvi) adverse effects due to COVID - 19 on Ameris and its customers, employees and business partners, and the adverse effect due to COVID - 19 on Ameris’s business, financial position, liquidity and results of operations ; and ( xvii) the other factors and information contained in Ameris’s reports and filings with the SEC, including Ameris’s annual report on Form 10 - K for the year ended December 31 , 2019 , as amended, and Ameris’s quarterly reports on Form 10 - Q for the quarters ended March 31 , 2020 and June 30 , 2020 . Many of these risk factors are beyond Ameris’s ability to control or predict, and you are cautioned not to put undue reliance on the forward - looking statements appearing in this presentation . Forward - looking statements represent Ameris’s estimates and assumptions only as of the date that they were made . Except to the extent required by applicable law or regulation, Ameris does not intend to update or reissue any forward - looking statements contained in this presentation as a result of new information or other circumstances that may become known to Ameris . NON - GAAP FINANCIAL MEASURES This presentation contains financial information determined by methods other than in accordance with GAAP . Ameris's management uses these non - GAAP measures in its analysis of Ameris's performance . These measures are useful when evaluating the underlying performance and efficiency of Ameris's operations and balance sheet . Ameris's management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . Ameris's management believes that investors may use these non - GAAP financial measures to evaluate Ameris's financial performance without the impact of unusual items that may obscure trends in Ameris's underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Non - GAAP measures include tangible common equity, tangible common equity/tangible assets, tangible assets, r eturn on average tangible common equity, adjusted return on average tangible common equity, pre - tax pre - provision return on average assets, adjusted efficiency ratio and adjusted return on average assets . Ameris calculates the regulatory capital ratios using current regulatory report instructions . Ameris's management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of Ameris . These capital measures may or may not be necessarily comparable to similar capital measures that may be presented by other companies . A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the Appendix of this presentation . NO OFFER OR SOLICITATION This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful . Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation . Any representation to the contrary is a criminal offense . Except as otherwise indicated, this presentation speaks as of the date hereof . The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof . ADDITIONAL INFORMATION ABOUT THE OFFERING Ameris has filed a registration statement (including a prospectus) (File No . 333 - 248945 ) and a preliminary prospectus supplement with the SEC for the offering to which this presentation relates . Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents Ameris has filed with the SEC for more complete information about Ameris and this offering . You may get these documents for free by visiting EDGAR on the SEC website at www . sec . gov . Alternatively, Ameris, any underwriter or any dealer participating in the proposed offering will arrange to send you copies of the prospectus and the preliminary prospectus supplement relating to the proposed offering if you request it by calling Keefe, Bruyette & Woods, A Stifel Company at (800) 966 - 1559 or by e - mailing USCapitalMarkets@kbw . com or by calling Piper Sandler & Co . toll - free at (866) 805 - 4128 or emailing fsg - dcm@psc . com . Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third party sources . While Ameris believes these third party sources to be reliable as of the date of this presentation, Ameris has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third party sources . Except as otherwise indicated, this presentation speaks as of the date hereof . The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof .

Terms of Proposed Offering 3 Note: No representation or warranty is made regarding the adequacy or completeness of this summary information. Potential inv es tors should refer to the offering documentation for their decision - making purposes, including the Preliminary Prospectus Supplement and Prospectus available on t he SEC website and the documents incorporated by reference therein (1) A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at a ny time Issuer (Exchange: Ticker) Ameris Bancorp (Nasdaq: ABCB) Security Offered F ixed - to - floating subordinated notes due 2030 Current Security Rating (1) BBB by Kroll Bond Rating Agency Offering Type SEC Registered Term 10 - year Optional Redemption Non - call for 5 years; callable on any interest payment date at par thereafter Covenants Consistent with regulatory requirements for Tier 2 Capital Use of Proceeds General corporate purposes Joint Book - Running Managers Keefe Bruyette & Woods, A Stifel Company Piper Sandler & Co. Special Redemption Upon the occurrence of certain special events Coupon Frequency Fixed rate for 5 years paid semi - annually; floating rate paid quarterly thereafter

Overview of Ameris Bancorp

Company Profile 5 Company Overview Financial Highlights Franchise Footprint Summary Source: S&P Global Market Intelligence, Company documents Data as of or for the three months ended 6/30/20 (1) Largest by assets (2) Population growth deposit weighted by county; deposit data as of 6/30/19 (3) Defined as banks with less than $50 B in total assets; deposit data as of 6/30/19 (4) See Appendix for reconciliation of non - GAAP financial measures (5) Excludes PPP loans Columbia Atlanta Tallahassee Columbus Chattanooga Orlando Tampa St. Petersburg Charlotte Jacksonville Birmingham Macon Savannah Charleston Greenville Dothan 20 65 7 5 95 8 5 2 6 8 5 ABCB (170) Balance Sheet as of June 30, 2020 Reputable Financial Institution Robust Profitability Strong B alance Sheet Assets $19.9B Gross Loans $16.2B Deposits $15.6B Largest Bank (1) Headquartered in Atlanta 5.0% ‘20 – ’25 Population Growth (2) #1 Regional Bank by Deposit Market Share in Our Markets (3) ROAA 0 .7% Net Interest Margin 3.8% Efficiency Ratio 54.7% TRBC Ratio 13.2% NPAs / Assets 0.6% Reserves / Loans HFI (5) 1.6% Name Ameris Bancorp Ticker ABCB Headquarters Atlanta, GA Bank Establishment Year 1971 Branch Count 170 PTPP ROAA (4) 2.7%

Investment Highlights 6 • Experienced management team with extensive connections to local markets • Largest regional banking franchise by assets headquartered in Atlanta (1) • Deep presence in several of the Southeast’s most attractive markets • Conservative credit culture with a diversified loan portfolio • Strong profitability and capital generation through various lines of business • History of accretive acquisitions with dedicated integration teams Source: S&P Global Market Intelligence (1) Data as of 6/30/20

Executive Leadership Team

H. PALMER PROCTOR JR.
Chief Executive Officer
Years at Ameris: 1 | Years in Banking: 30

H. Palmer Proctor Jr. has served as CEO of Ameris Bank and Ameris Bancorp since July 2019. Prior to his current role, Proctor held the positions of President and CEO of Fidelity Bank and President of Fidelity Southern Corporation, and served on the Boards of Directors of both. Proctor held numerous management positions at Fidelity Bank, including Senior Vice President of retail and consumer banking, trust and investments, bank operations, and commercial banking activities.



LAWTON E. BASSETT, III
Ameris Bancorp Banking Group President; Ameris Bank President
Years at Ameris: 23 | Years in Banking: 28

Lawton E. Bassett, III, has served as Ameris Bank president and Ameris Bancorp Banking Group president, since February 2017. Prior to his current position, Bassett served as Executive Vice President and Chief Banking Officer beginning January 2016, and Regional President and Market President from 2006 to 2016. From 2003 to 2006, he served as President and Chief Executive Officer of Citizens Security Bank, formerly a wholly-owned subsidiary of the Company. Prior to joining the Company, Bassett served in various commercial lending and leadership roles at Barnett Bank and SunTrust.



NICOLE S. STOKES
Chief Financial Officer
Years at Ameris: 9 | Years in Banking: 20

Nicole S. Stokes has served as Ameris Bank and Ameris Bancorp Chief Financial Officer since January 2018. Stokes joined Ameris Bank in December 2010 as Controller, and served as Ameris Bank Chief Financial Officer beginning June 2016. Prior to joining Ameris Bank, Stokes served as Chief Financial Officer of PAB Bankshares and Park Avenue Bank in Valdosta, Georgia, Controller of The Bank in Birmingham, Alabama and senior auditor of Synovus Financial Corporation in Columbus, Georgia.



ROSS L. CREASY
Chief Innovation Officer
Years at Ameris: 1 | Years in Banking: 24

Ross L. Creasy has served as Chief Innovation Officer since July 2019. Prior to joining Ameris, Creasy was the Chief Information Officer at Fidelity Bank where he had oversight of Technology and Operations. With over 24 years of experience in banking and technology, Creasy has held many leadership positions, including at E*TRADE, Capital One, and the Federal Reserve.



JON S. EDWARDS
Chief Credit Officer
Years at Ameris: 22 | Years in Banking: 36

Jon S. Edwards has served as Chief Credit Officer since May 2005. He was Executive Vice President and Regional Bank Executive for Southern Division from August 2002 through April 2005. Edwards served as the Director of Credit Administration from March 1999 to July 2003 and Senior Vice President from March 1999 to August 2002. He was a Director of each subsidiary bank in the Southern Division from September 2002 through April 2005.



JAMES A. LAHAISE
Chief Strategy Officer
Years at Ameris: 5 | Years in Banking: 34

James A. LaHaise has served as Chief Strategy Officer since October 2018. Prior to this role, he served as Executive Vice President and Corporate Banking Executive from February 2017 through September 2018. He was Executive Vice President and Chief Banking Officer for Florida and South Carolina from February 2016 through January 2017. He also served as President and Chief Executive Officer of Coastal Bankshares, Inc. and The Coastal Bank from January 2013 until they were acquired by the Company in June 2014.



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Executive Leadership Team (cont.)

CINDI H. LEWIS
Chief Administrative Officer and Corporate Secretary
Years at Ameris: 44 | Years in Banking: 44

Cindi H. Lewis has served as the Chief Administrative Officer since May 2006, Executive Vice President since May 2002 and Corporate Secretary since May 2000. Lewis was the Director of Human Resources from May 2000 to May 2006 and Senior Vice President from May 2000 to May 2002.



WILLIAM D. MCKENDRY
Chief Risk Officer
Years at Ameris: 3 | Years in Banking: 23

William (Bill) D. McKendry has served as Chief Risk Officer since September 2017. Prior to joining Ameris, McKendry served as Executive Vice President and Chief Risk Officer for Bank of North Carolina. Prior to that, he served as Deputy General Auditor at First Citizens Bancshares and as an audit & consulting leader for both Wachovia and Bank One Corporation.



MICHAEL T. PIERSON
Chief Governance Officer
Years at Ameris: 1 | Years in Banking: 26

Michael T. Pierson has served as Chief Governance Officer since March 2020. Previously, he served as Chief Operations Officer of Ameris from July 2019 to March 2020. Prior to joining Ameris, Pierson was with Fidelity Southern Corporation and Fidelity Bank for 21 years where he served in several leadership roles including Head of Commercial Banking, Mergers and Acquisitions, and Chief Risk Officer.



TODD SHUTLEY
Chief Specialty Banking Officer
Years at Ameris: <1 | Years in Banking: 35

Todd Shutley has served as Specialty Banking Officer since June 2020. Prior to joining Ameris, Shutley was the Executive Vice President and Head of Commercial Industry Specialty and Advisory at SunTrust Bank (now Truist Bank) where he had oversight of several specialty groups. Prior to that, Shutley was Managing Director and on the Operating Committee for SunTrust Robinson Humphrey. Shutley earned his master's in finance from Georgia State University and a bachelor's in business administration from the University of Georgia.



JODY L. SPENCER
Chief Legal Officer
Years at Ameris: 1 | Years in Banking: 1

Jody L. Spencer has served as Chief Legal Officer since July 2019. Prior to joining Ameris, Spencer was an attorney with Rogers & Hardin LLP in Atlanta where he was a partner for more than 11 years and worked closely with Ameris.



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$2.4 $3.0 $3.0 $3.0 $3.7 $4.0 $5.6 $6.9 $7.9 $11.4 $18.2 $19.9 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 '20 Assets 9 American United Bank (2) Deposits: $100M Lawrenceville, GA United Security Bank (2) Deposits: $140M Sparta, GA Satilla Community Bank (2) Deposits: $134M Saint Marys , GA First Bank of Jacksonville (2) Deposits: $77M Jacksonville, FL Tifton Banking Company (2) Deposits: $142M Tifton, GA Darby Bank & Trust Company (2) Deposits: $588M Vidalia, GA One Georgia Bank (2) Deposits: $162M Atlanta, GA High Trust Bank (2) Deposits: $189M Stockbridge, GA Central Bank of Georgia (2) Deposits: $267M Ellaville, GA Montgomery Bank & Trust (2) Deposits: $164M Ailey, GA Prosperity Banking Company Assets: $710M St. Augustine, FL Coastal Bankshares , Inc . Assets: $421M Savannah, GA Merchants & Southern Banks of FL Assets: $491M Gainesville, FL 18 Bank of America Branches (3) Deposits: $645M Jacksonville Bancorp, Inc . Assets: $526M Jacksonville, FL Atlantic Coast Financial Corporation Assets: $875M Jacksonville, FL Hamilton State Bancshares, Inc. Assets: $1.8B Hoschton , GA Fidelity Southern Corporation Assets: $4.8B Atlanta, GA Dollars in billions Source: S&P Global Market Intelligence (1) Includes 10 FDIC - assisted transactions, 7 whole bank transactions and 1 branch deal (2) FDIC - assisted transaction (3) Branch acquisition Successful Acquisition History Asset CAGR: 22.2% Ameris has successfully announced and integrated 18 deals since 2009 (1)

Diverse Franchise Across The South 10 Georgia 64% Florida 29% South Carolina 6% Alabama 1% Source: S&P Global Market Intelligence Deposit data as of 6/30/19; data inclusive of acquisition of Fidelity Southern Corporation which closed on 7/1/19 (1) MSAs shown with population greater than 300,000 and ABCB deposits greater than $125 M Deposits by MSA (1) Deposits by State Atlanta, GA 36% Sarasota, FL 2% Daytona Beach, FL 2% Jacksonville, FL 15% Charleston, SC 1% Savannah, GA 5% Gainesville, FL 4% Columbia, SC 3% Tallahassee, FL 1% Other 31%

Deep Presence in Growth Markets

Proj. '20 – '25 Pop. Growth vs. Nationwide Peers (1) (%)


5.0%

Market Share in Combined Counties of Operation (2)

Rank	Regional Bank Rank (3)	Institution	Deposits ($M)	Market Share	Branches
1		Truist Financial Corp.	$53,053	17.6 %	522
2		Wells Fargo & Co.	52,576	17.5	413
3		Bank of America Corp.	48,900	16.3	314
4	1	Ameris Bancorp	13,594	4.5	176
5		JPMorgan Chase & Co.	11,954	4.0	186
6		Regions Financial Corp.	10,918	3.6	186
7		Synovus Financial Corp.	10,876	3.6	99
8	2	South State Corporation	8,810	2.9	104
9		Toronto-Dominion Bank	5,658	1.9	64
10	3	United Community Banks Inc.	5,058	1.7	57
11		PNC Financial Services Group Inc.	4,403	1.5	104
12		Fifth Third Bancorp	4,382	1.5	84
13	4	First Citizens BancShares Inc.	4,295	1.4	68
14		Banco Bilbao Vizcaya Argentaria, SA	3,906	1.3	36
15	5	Renasant Corp.	3,174	1.1	45
16		First Horizon National Corp.	3,053	1.0	33
17		TIAA Board of Overseers	2,737	0.9	6
18	6	Cadence Bancorp.	2,473	0.8	21
19	7	Bank OZK	2,298	0.8	52
20	8	Capital City Bank Group Inc.	1,828	0.6	41

Source: S&P Global Market Intelligence
Deposit and branch count data as of 6/30/19; demographic data deposit weighted by county; data inclusive of acquisition of Fidelity Southern Corporation which closed on 7/1/19
(1) Nationwide peers includes all major exchange traded banks headquartered nationwide with total assets between $10 B and $25 B
(2) Includes all counties in which ABCB operates
(3) Banks with total assets less than $50 B
Note: Deposits capped at $1B per branch

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Atlanta's Bank

Atlanta Deposit Market Share

Rank	Regional Bank Rank [1]	Institution	Deposits ($M)	Total Market Share	Branches
1		Wells Fargo & Co.	$23,836	20.7 %	164
2		Truist Financial Corp.	22,396	19.4	215
3		Bank of America Corp.	19,425	16.8	126
4		JPMorgan Chase & Co.	5,634	4.9	88
5		Synovus Financial Corp.	5,344	4.6	45
6	1	Ameris Bancorp	4,782	4.1	63
7		Regions Financial Corp.	3,632	3.2	65
8	2	United Community Banks Inc.	2,946	2.6	33
9		PNC Financial Services Group Inc.	2,750	2.4	60
10	3	Renasant Corp.	2,345	2.0	29
11	4	Bank OZK	2,139	1.9	39
12	5	South State Corporation	1,709	1.5	15
13		Fifth Third Bancorp	1,545	1.3	29
14	6	Cadence Bancorp.	1,338	1.2	8
15		First Horizon National Corp.	1,169	1.0	9
16	7	First Citizens BancShares Inc.	1,126	1.0	18
17	8	East West Bancorp Inc.	1,112	1.0	3
18	9	United Bank Corp.	1,048	0.9	14
19	10	Atlantic Capital Bancshares Inc.	1,000	0.9	2
20	11	MetroCity Bankshares Inc.	927	0.8	8

Atlanta MSA Footprint



Canton
Cumming
Holly Springs
Cartersville
Acworth
Woodstock
Alpharetta
Sugar Hill
Suwanee
Auburn
Winder
Marietta
Roswell
Norcross
Lawrenceville
Dallas
Sandy Springs
Snellville
Austell
Stone Mountain
Monroe
Douglasville
Decatur
Bremen
Atlanta
College Park
Conyers
Social Circle
Carrollton
Riverdale
Covington
Madison
Palmetto
Fayetteville
Peachtree City
Hampton
Jackson
Griffin
Barnesville
Manchester
ABCB (63)

- Largest bank by assets headquartered in Atlanta
- Approximately 31% of deposits are in the Atlanta MSA

Source: S&P Global Market Intelligence
Deposit data as of 6/30/19; data inclusive of acquisition of Fidelity Southern Corporation which closed on 7/1/19
(1) Banks with total assets less than $50 B

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COVID - 19 Update Business 13 • Enacted Disaster Relief Program, which allows up to two, 90 - day extensions for qualified borrowers impacted by COVID - 19 • Participated as a lender in SBA Paycheck Protection Program (“PPP”) - $ 1 . 08 billion of approved loans to 8 , 269 customers as of 6 / 30 / 20 • Cautiously advancing on existing lines of credit and extending new loans Consumer • All branch drive thru facilities open ; Branch lobbies available by appointment only ; ATMs remain available • Significant increase in Mobile Banking activations since self - quarantine began • Disaster Relief Program, which allows two, 90 - day payment delays for qualified consumers • No negative credit bureau reporting for qualified borrowers impacted by COVID - 19 • Suspension of foreclosure activity for qualified borrowers impacted by COVID - 19 • Originated over $ 2 . 6 billion in residential single - family mortgages in Q 2 ‘ 20 Teammates • Transitioned approximately 75 % of our employees to work remotely • Implemented “Thank you” pay for employees who serve functions that cannot be performed remotely • Continued to pay employees if branch hours were reduced or if they were asked to not work due to various risks • Established Ameris Foundation, initially focused on COVID - 19 related assistance for impacted employees • Weekly CEO video updates and newsletters • Expanded medical benefit plan to include zero cost for telehealth Data as of 6/30/20

Financial Highlights

Balance Sheet Growth 15 $7.9 $11.4 $18.2 $18.2 $19.9 $6.6 $9.6 $14.0 $13.8 $15.6 $6.2 $8.6 $14.5 $14.5 $16.2 2017 2018 2019 Q1 '20 Q2 '20 Gross Loans Assets Deposits L/D Ratio: 91.3% Dollars in billions Source: S&P Global Market Intelligence Data as of the twelve months ended 12/31 each respective year, quarterly data as of the three months ended each respective qu art er Note: Loan/deposit ratio does not include loans held for sale L/D Ratio: 88.2% L/D Ratio: 91.4% L/D Ratio: 94.6% L/D Ratio: 93.0%

Profitability Metrics 16 Return on Average Assets Return on Average Equity Net Interest Margin Efficiency Ratio 1.00% 1.24% 1.10% 0.43% 0.67% 1.26% 1.50% 1.52% 0.87% 0.89% 2017 2018 2019 Q1 '20 Q2 '20 ROAA Adj. ROAA 9.6% 10.3% 8.2% 3.2% 5.2% 11.7% 15.9% 13.6% 5.4% 8.9% 14.7% 19.2% 18.7% 11.0% 11.7% 2017 2018 2019 Q1 '20 Q2 '20 ROAE ROATCE Adj. ROATCE 3.95% 3.92% 3.88% 3.70% 3.83% 2017 2018 2019 Q1 '20 Q2 '20 63.6% 63.6% 67.1% 68.2% 54.7% 60.3% 56.2% 55.7% 59.9% 51.1% 2017 2018 2019 Q1 '20 Q2 '20 Efficiency Ratio Adj. Efficiency Ratio Source: S&P Global Market Intelligence, Company documents Data as of or for the twelve months ended 12/31 each respective year, quarterly data as of or for the three months ended each r espective quarter (1) See Appendix for reconciliation of non - GAAP financial measures (1) (1) (1) PTPP ROAA (1) 1.8% 1.7% 1.6% 1.4% 2.7% (1)

Diversified Loan Portfolio 17 • Loan portfolio is well - diversified across all loan types • C&I loans represent the largest category of loans − PPP loans added $1.08 billion to this category in Q2 • Only 11% of total loans are construction or A&D loans • Average loan size is $61,700 across all loan types • CRE and C&D concentrations are 244% and 85%, respectively, at June 30, 2020 • Linked - quarter EOP loan growth was $1.4 billion, with PPP loans accounting for $1.08 billion of that total. Excluding PPP loans, growth was $ 364 million, or 11.2% annualized • Credit management consists of the Company’s Chief Credit Officer, Senior Credit Officer and nine Regional Credit Officers Agriculture 2% C&I 23% Municipal 5% Consumer 9% Investor CRE 19% Owner Occupied CRE 11% AC&D 11% Multi - Family 2% SFR Mortgage & HELOC 18% Source: Company documents Data as of 6/30/20 Q2 ‘20 Loan Portfolio

Granular Loan Portfolio • In - house lending limit is $50 million, or only 10% of legal lending limit of $482.6 million • Largest individual loan is $51 million total committed exposure • Total participations purchased are less than 1% of outstanding balances Relationship Groupings Total Committed Exposure ($M) % of Total Legacy Portfolio Top 25 Relationships $1,053.3 8.9% Top 50 Relationships 1,824.6 15.4% Top 100 Relationships 2,926.0 24.7% Top 250 Relationships 4,698.7 39.6% Top 300 Relationships 5,069.6 42.8% $79.8 $27.6 $18.1 $12.3 $10.2 $8.0 $6.9 1 50 100 150 200 250 300 Dollars in millions Source: Company documents Data as of 6/30/20 18 Size of Our Top 300 Relationships

Noninterest Income and Expense

Noninterest Income

- Quarterly service income reduced $2.75 million due to impact of Durbin amendment
- **Mortgage banking**
  - Revenue increased $86.1 million, or 476.6%, in 2Q20 compared with 2Q19
  - Production increased $2.09 billion, or 356.4%, over the same period.
  - 2Q20 was negatively impacted by $8.2 million servicing right valuation adjustment compared with $1.5 million in 2Q19
- **SBA revenues** – gain on sale income decreased 42.0% from 2Q19 as focus was on PPP production



$104.5
$118.4
$198.1
$54.4
$121.0
1.4%
1.2%
1.4%
1.2%
2.5%
2017
2018
2019
Q1 '20
Q2 '20
Service Charges
Mortgage
Other
NII / Avg. Assets

Noninterest Expense



$231.9
$293.6
$471.9
$138.1
$155.8
3.2%
3.0%
3.2%
3.1%
3.3%
2017
2018
2019
Q1 '20
Q2 '20
Salaries and Benefits
Occupancy and Equipment
Amortization
Other
NIE / Avg. Assets

- Continue to drive expense control behaviors throughout the Company to fund future technology and innovation costs:
  - Identified 9 branches to be closed in 4Q20
  - Determined 2 branches will be drive thru only post-COVID
  - Reviewing lease portfolio for non-retail locations that can be terminated or not renewed

19

Dollars in millions
Source: S&P Global Market Intelligence, Company documents
Data as of or for the twelve months ended 12/31 each respective year, quarterly data as of or for the three months ended each respective quarter

20 Dollars in millions Source: S&P Global Market Intelligence, Company documents Data for the six months ended 6/30/20 (1) Nationwide Peers include all major exchange traded banks headquartered nationwide with total assets between $10 B and $25 B Our Lines of Business Mortgage SBA Loans Premium Finance • SBA Preferred, Express, and Export Lender • Provide over 10 industry focused loan products • Fixed or variable rate loans and lines of credit of up to $6 million, depending on SBA Loan type • Other financing options include real estate loans, business acquisition financing, and franchise lending • U.S. Premium Finance offers solutions on insurance premium financing, including property and casualty • Provides three different funding types, including wire transfer / ACH, conventional checks and draft checks • Over 25,000 borrowers and 1,000 agency relationships in all 50 states YTD Noninterest Income by Type Service Charges $21.8 Mortgage $140.3 Other $13.3 YTD NII / Revenue vs. Nationwide Peers (1) • 48 offices located throughout the greater Southeast and 60 offices in total • 2019 and YTD originations of $ 4.3 billion and $4.0 billion, respectively • 48.5 % purchase vs. 51.5% refinance YTD 36.0% 20.1% ABCB Nationwide Peer Median

COVID-19 Response

Q2 '20 COVID-related Payment Extensions


As a % of Portfolio Volume
Consumer 6%
Agriculture 7%
C&I 7%
SFR Mortgages 12%
Investor CRE 35%
Owner Occupied CRE 32%

- SBA's Paycheck Protection Program – we extended loans to 8,269 customers totaling $1.08 billion
- Of the total PPP loans, 6,657 loans (81% of total) for $294.2 million were < $150,000

- Our COVID-19 disaster program included an initial payment extension for up to 90-days. A second, 90-day extension is available for customers that continue to be impacted by the pandemic
- Through July 15, 2020, we provided payment relief to almost 11,000 customers totaling $2.8 billion across all loan products, which equates to 21% of Total Loans, excluding PPP loans
  - Customers who opted out of their approved extension or have reverted to pre-COVID payments totaled $1.0 billion, or 36% of total deferrals
  - Thus far, customers requesting the additional 90-day extension totaled $291.5 million, with a high concentration in hotel borrowers

PPP Loan Production

SBA Fee Category	Count	Dollars Approved ($M)	Avg Size ($M)
1%	36	$123.0	$3,416.0
3%	604	446.2	738.8
5%	7,629	512.8	67.2
Totals	8,269	$1,082.0	130.8

21

Dollars in millions
Source: Company documents
Data as of 7/15/20

22 Deferral Update Dollars in millions Source: Company documents Data as of 9/15/20 Initial COVID - Related Deferrals COVID - Related Deferrals as of 9/15/20 Loan Category COVID Deferrals ($M) COVID Deferrals (%) Consumer $83.2 3% GGL 114.4 4% Mortgage 347.7 13% Commercial 2,202.4 80% Totals $2,747.7 100% Loan Category COVID Deferrals ($M) COVID Deferrals (%) Consumer $39.7 4% GGL 0.0 0% Mortgage 206.7 22% Commercial 685.2 74% Totals $931.6 100% Consumer 4% Mortgage 22% Commercial 74% Consumer 3% GGL 4% Mortgage 13% Commercial 80% 66% Deferrals / Loans HFI less PPP 20% Deferrals / Loans HFI less PPP 7%

23 • Total restaurant exposure (excluding PPP loans) is $127.1 million, or less than 1% of total loans • In addition, $78.1 million of PPP loans were funded to restaurant industry Investor CRE 19% AC&D 11% Multi - Family 2% Loan Type Outstanding ($M) % NPL % PD Avg Size Commitment ($000) Construction Loans: RRE - Spec & Models 299.3$ 0.06% 0.16% 241.8$ RRE - Presold 194.4$ 0.00% 0.38% 272.5$ RRE - Subdivisions 57.4$ 0.00% 0.00% 1,523.3$ RRE - Lots & Land 92.8$ 0.68% 0.04% 123.0$ Sub-Total RRE Construction 643.9$ 0.00% 0.00% 296.3$ CML - Improved 792.2$ 0.00% 0.00% 7,039.7$ CML - Raw Land & Other 92.5$ 1.41% 0.17% 339.9$ Sub-Total CRE Construction 884.7$ 0.15% 0.02% 3,235.4$ Total Construction Loans 1,528.6$ 0.14% 0.09% 706.9$ Term Loans: Office 606.3$ 0.01% 0.04% 1,241.5$ Hotels / Motels 494.7$ 0.41% 0.00% 2,915.5$ Retail (inc Single-Tenant) 494.5$ 0.10% 0.00% 968.5$ Strip Center, Anchored 322.8$ 0.00% 0.00% 4,664.9$ Strip Center, Non-Anchored 286.8$ 0.00% 0.00% 1,919.8$ Multi-Family 273.2$ 0.08% 0.00% 1,686.2$ Warehouse / Industrial 233.4$ 0.76% 0.00% 982.8$ Assisted Living Facilities 175.9$ 0.00% 0.00% 4,575.1$ Mini-Storage Warehouse 117.3$ 0.00% 0.00% 1,541.1$ Misc CRE (Church, etc) 84.1$ 0.35% 0.03% 751.4$ Other 4.0$ 0.00% 0.00% 270.9$ Sub-Total CRE Term Loans 3,093.0$ 0.16% 0.01% 1,516.1$ Grand Total Investor CRE Loans 4,621.6$ 0.15% 0.04% 997.5$ Investor CRE Loans Source: Company documents Data as of 6/30/20

Hotel Exposure

	#	$$ Commitment ($M)		$$ Outstanding ($M)		$$ Avg Committed Balance ($M)	
Term CRE	118	$	464.8	$	462.2	$	3.9
In-Process Construction	10	$	80.4	$	43.5	$	8.0
Government Guaranteed (SBA, USDA)	62	$	77.5	$	63.8	$	1.2
Totals	190	$	622.7	$	569.5	$	3.3

- Hotel exposure totaled $569.5 million at 6/30/20, or 4.2% of Total Loans (excluding PPP loans)
- Approximately 12% of total committed exposure guaranteed by US Government Agencies (SBA or USDA)
- Top-Tier brands represent ~75% of exposure. All National brands totaled ~94% of outstanding balances. The weighted average loan to value ratio is 60%
- Over 75% of exposure located within the Bank's primary MSAs
- Only $1.5 million, or 0.26% of outstanding, loans were non-performing at 6/30/20
- As of 7/15/20, $486.8 million, or 85.5% of total outstanding loans had applied for COVID-19 payment relief. A total of $7.0 million of PPP loans were extended to hotel borrowers

Hotel Portfolio by Flag



National Economy (Choice Brands) 67 Properties $122.3
Non-Flagged 48 Properties $34.4
Top Tier (Hilton, Marriott, IHG) 75 properties $466.0

Hotel Portfolio by Location (MSA)



No MSA $118.4
Atlanta, GA $121.5
Jacksonville, FL $103.9
Orlando, FL $79.9
Columbia, SC $44.8
Tampa, FL $27.6
Savannah, GA $25.6
All Other MSAs $100.8

24

Source: Company documents
Data as of 6/30/20

C&I Loans • US Premium Finance Q2 ‘20 production statistics: C&I 23% Loan Type Outstanding ($M) % of Portfolio $$ NPL ($M) % NPL Avg Loan Size ($000) PPP Loans 1,082.0$ 32.8% -$ 0.00% 130.6$ Mortgage Warehouse / MSR 762.3$ 23.1% -$ 0.00% 332.0$ US Premium Finance 732.2$ 22.2% 10.2$ 1.39% 16.8$ Equipment 151.3$ 4.6% 1.7$ 1.12% 74.9$ Ameris Equipment Finance 91.5$ 2.8% -$ 0.00% 209.0$ Patriot Capital 90.3$ 2.7% 1.1$ 1.22% 73.7$ A/R & Inventory 86.1$ 2.6% 0.7$ 0.81% 137.8$ Government Guaranteed Lending 48.0$ 1.5% 4.7$ 9.79% 118.2$ Other 256.7$ 7.8% 2.5$ 0.97% 148.3$ Totals 3,300.4$ 100.0% 20.9$ 0.63% 40.2$ • Mortgage Warehouse Division funded $3.2 billion in Q2 ‘20 , a 100% increase over Q2 ‘19 • YTD, total loans funded were $5.4 billion • Q2 ‘20 Statistics: − Total approved guidance lines = $1.2 billion − Average days on line = 15 days − No losses since 2016 Q2 '20 Rolling 12-mos New Production ($M) 453.4$ 1,667.5$ Weighted-Avg Down Payment 22.1% 21.9% Weighted-Avg # Installments 9.6 9.7 25 Source: Company documents Data as of 6/30/20

$149.5 $208.8 $246.3 $4.9 $9.2 $7.1 $56.5 $37.5 ACL at 3/31/20 Loan Growth Net Charge- Offs Specific Reserves Forecast Model ACL ACL for UFC ACL + UFC 6/30/20 Allowance for Loan Losses 26 • The ACL totaled $208.8 million at 6/30/20, a net increase of $59.3 million, or 40% from 3/31/20 • The reserve for unfunded commitments totaled $37.5 million, an increase of $19.7 million, or 111% from 3/31/20 • Q2 ‘ 20 provision expense totaled $88.2 million, primarily the result of the update to the economic forecast model, which accounted for an increase in the ACL of $56.5 million • The 6/30/20 ACL equated to 1.44% of Gross Loans HFI and 1.56%, net of PPP Loans Q2 '20 Allowance Coverage Outstanding Balance ($M) ACL ($M) % ACL Gross Loans HFI $14,503.0 $208.8 1.44% less: PPP Loans (1,082.0) Net Loans 13,421.0 208.8 1.56% Unfunded Commitments 2,806.7 37.5 1.34% Total Loans + Unfunded $16,227.7 $246.3 1.52% Dollars in millions Source: Company documents Data as of 6/30/20 Q2 ‘20 CECL Reserve

$8.4 $16.7 $19.8 $41.0 $88.2 0.12% 0.18% 0.10% 0.12% 0.27% 2017 2018 2019 Q1 '20 Q2 '20 Provision Expense NCOs / Avg. Loans $53.1 $63.0 $101.3 $111.6 $117.7 0.68% 0.55% 0.56% 0.61% 0.59% 2017 2018 2019 Q1 '20 Q2 '20 NPAs ($M) NPAs / Assets 27 Non - Performing Assets Net Charge - Offs & Provision Expense Provision and Asset Quality Trend Dollars in millions Source: S&P Global Market Intelligence, Company documents Data as of or for the twelve months ended 12/31 each respective year, quarterly data as of or for the three months ended each r espective quarter Note: Non - performing assets includes nonaccruals, OREO, repossessed assets and accruing loans delinquent 90 days or more (1) Excludes PPP loans; includes unfunded commitments (2) D oes not include loans held for sale Allowance for Credit Losses $25.8 $28.8 $38.2 $149.5 $208.8 0.43% 0.34% 0.30% 1.14% 1.44% 2017 2018 2019 Q1 '20 Q2 '20 ACL ACL / Loans NCOs ($M) $6.5 $13.6 $10.4 $4.4 $9.2 $37.5 $17.8 ACL for UFC ACL + UFC / Loans (1) 1.05% 1.52% (2) $1.1

Historical Capital Ratios Leverage Ratio CET1 Ratio TCE / TA (1) TRBC 8.62% 8.22% 8.40% 8.25% 7.70% 2017 2018 2019 Q1 '20 Q2 '20 9.71% 9.17% 8.48% 8.48% 8.20% 2017 2018 2019 Q1 '20 Q2 '20 10.29% 10.07% 9.90% 9.82% 9.84% 2017 2018 2019 Q1 '20 Q2 '20 13.14% 12.23% 12.90% 12.94% 13.25% 2017 2018 2019 Q1 '20 Q2 '20 Source: S&P Global Market Intelligence, Company documents Data as of 12/31 each respective year, quarterly data as of the three months ended each respective quarter (1) See Appendix for reconciliation of non - GAAP financial measures (2) Q2 ‘20 TCE / TA excluding the impact of PPP loans was 8.16% 28 (2)

Demand Deposits $5.6 NOW Accounts $2.7 MMDA & Savings $4.9 Retail Time Deposits $1.8 Jumbo Time Deposits $0.6 Deposit Composition Cost of Total Deposits Core Deposit Growth Over Time 0.34% 0.62% 0.88% 0.71% 0.39% 2017 2018 2019 Q1 '20 Q2 '20 Core Deposit Base Dollars in b illions Source: S&P Global Market Intelligence Data as of or for the twelve months ended 12/31 each respective year, quarterly data as of or for the three months ended each re spective quarter Note: Core deposits defined as total deposits less time deposits greater than $250,000 29 Deposit Composition Amount % of Total Demand Deposits $5.6 35.9 % NOW Accounts 2.7 17.3 Money Market & Savings 4.9 31.6 Retail Time Deposits 1.8 11.5 Jumbo Time Deposits 0.6 3.7 Total Deposits $15.6 100.0% $6.4 $9.3 $13.4 $13.2 $15.0 2017 2018 2019 Q1 '20 Q2 '20 Core Deposit (%) Brokered Deposit (%) 96.8% 96.0% 95.3% 95.4% 96.3% 3.5% 7.9% 3.2% 2.1% 1.5%

Securities Portfolio

Investment Portfolio


Agency Notes / Bonds 1.4%
Municipals 7.6%
Corporate Bonds 4.3%
SBA 5.7%
MBS 81.0%

Rating Distribution

S&P / Moody's	Market Value ($000)	Portfolio Concentration
AAA/Aaa	$1,111,294	89.7%
AA+/Aa1	25,937	2.1%
AA/Aa2	18,399	1.5%
AA-/Aa3	21,592	1.7%
A+/A1	225	0.0%
A/A2	6,630	0.5%
A-/A3	8,651	0.7%
BBB+/Baa1	464	0.0%
Unrated	45,704	3.7%
Total	**$1,238,896**	**100.0%**

Investment Portfolio Detail

Security Type	Par Value ($000)	Book Value ($000)	Market Value ($000)	Gain / (Loss) ($000)	Book Yield (%)	Average Life (years)	Average Duration (years)	Allocation (%)
Agency Notes/Bonds	$17,000	$17,207	$17,681	$473	1.93%	1.65	1.58	1.4%
CMBS	248,302	247,357	263,301	15,944	2.95%	4.57	4.16	20.8%
CMOs	273,945	276,770	284,090	7,321	1.81%	2.06	1.92	23.3%
Corporate Bonds	47,750	47,782	48,349	567	4.65%	3.38	2.94	4.0%
Foreign Debt Securities	1,000	1,000	1,000	-	3.45%	2.42	2.30	0.1%
MBS	433,103	438,318	458,371	20,053	2.60%	2.92	2.70	36.9%
Municipals	88,538	90,012	93,198	3,186	3.33%	2.96	2.56	7.6%
Mutual Funds	1,000	1,000	1,000	-	2.40%	7.03	6.03	0.1%
Preferred Securities	1,886	1,898	1,964	66	5.65%	18.04	11.30	0.2%
SBA	66,526	67,241	69,942	2,701	2.34%	3.90	3.59	5.7%
Total	**$1,179,050**	**$1,188,585**	**$1,238,896**	**$50,311**	**2.61%**	**3.15**	**2.87**	**100.0%**

30

Dollars in thousands
Data as of 6/30/20

Additional Sources of Bank Funding Dividend Capacity Holding Company Detail • Ameris has borrowing capacity through a number of wholesale sources including FHLB, correspondent banks and the Federal Reserve Bank • Under Georgia law, and among other conditions, Ameris Bank may not declare in any calendar year a dividend that exceeds 50% of the prior year net profits (as defined) without prior approval from Georgia Department of Banking and Finance • Ameris Bank has earned $159.8 million of net income and paid dividends to Ameris Bancorp of $42.2 million in the twelve month period ended June 30, 2020 Amount Outstanding Available Type ($000) ($000) FHLB $1,148,831 $2,833,864 Federal Reserve Discount Window 0 1,427,358 Unsecured Federal Funds (1) 0 152,000 Total $1,148,831 $4,413,222 Liquidity Detail Dollars in thousands Source: Company documents Data as of 6/30/20 (1) Credit arrangements with various financial institutions 31 Amount Outstanding Available Type ($000) ($000) Cash & Due from Banks $71,475 $71,475 Subordinated Debt 195,000 0 Trust Preferred 154,390 0 Total $420,865 $71,475

Appendix

Double Leverage and Interest Coverage

	For the Year Ended,			For the Quarter Ended,	
	2017	2018	2019	6/30/20	Pro Forma 6/30/20 (1)
Equity Investment in Subsidiaries	$953.8	$1,684.8	$2,689.0	$2,704.7	$2,704.7
Consolidated Equity	804.5	1,456.3	2,469.6	2,460.1	2,460.1
Double Leverage Ratio	119%	116%	109%	110%	110%
Proposed Downstream of Debt Offering					98.0
Pro Forma Equity Investment in Subsidiaries					2,803
Pro Forma Double Leverage Ratio					**113.9%**

	For the Year Ended,			For the Quarter Ended,	
	2017	2018	2019	6/30/20	Pro Forma 6/30/20 (1)
Total Deposit Interest	$19.9	$49.1	$102.5	$14.3	$14.3
Subordinated Debt – New Issuance Interest	0.0	0.0	0.0	0.0	1.0
Trust Preferred Interest	5.1	5.8	7.4	1.7	1.7
Other Interest Expense	9.3	15.0	21.3	5.2	5.2
Total Interest Expense	34.2	69.9	131.2	21.2	22.2
Pre-Tax Income	124.3	151.5	211.6	40.8	40.8
Adjusted Pre-Tax Income (2)				54.0	54.0
Interest Coverage (including deposit expense)	**4.6x**	**3.2x**	**2.6x**	**2.9x**	**2.8x**
Interest Coverage (excluding deposit expense)	**9.7x**	**8.3x**	**8.4x**	**6.9x**	**6.0x**
Interest Coverage (including deposit expense) (2)				**3.6x**	**3.4x**
Interest Coverage (excluding deposit expense) (2)				**8.8x**	**7.7x**

Dollars in millions

(1) Assumes $100.0 million gross subordinated note offering, illustrative coupon of 4.00%, variable underwriting costs of 1.50%, fixed offering costs of $500,000 and that 100% of net offering proceeds are downstreamed to Ameris Bank; offering proceeds assumed to carry a risk-weighting of 0.0%

(2) Adjusted for non-recurring items; see Appendix for reconciliation

33

34 Consolidated Capital Overview Dollars in millions (1) See Appendix for reconciliation of non - GAAP financial measures (2) Assumes $100.0 million gross subordinated note offering, variable underwriting costs of 1.50%, fixed offering costs of $500,000 and t hat 100% of net offering proceeds are downstreamed to Ameris Bank; offering proceeds assumed to carry a risk - weighting of 0.0% Actual: Pro Forma (2): June 30, 2020 Subordinated Debt Total Assets 19,873 19,971 Tangible Assets (1) 18,864 18,962 Total Equity 2,460 2,460 Tangible Common Equity (1) 1,452 1,452 Tier 1 Common Capital 1,498 1,498 Tier 1 Capital 1,498 1,498 Tier 2 Capital 519 619 Total Risk-Based Capital 2,017 2,117 Risk Weighted Assets 15,226 15,226 Avg. Assets for Leverage Ratio 18,259 18,357 Consolidated Tier 1 Leverage 8.20% 8.16% Tier 1 Common 9.84% 9.84% Tier 1 Risk-Based 9.84% 9.84% Total Risk-Based 13.25% 13.91% TCE / TA (1) 7.70% 7.66% Bank Level Tier 1 Leverage 9.54% 10.02% Tier 1 Common 11.44% 12.08% Tier 1 Risk-Based 11.44% 12.08% Total Risk-Based 12.76% 13.40% C&D / Bank Risk-Based Capital 85% 81% CRE / Bank Risk-Based Capital 244% 232%

2017 2018 2019 Q1 '20 Q2 '20 Balance Sheet Total Assets ($B) $7.9 $11.4 $18.2 $18.2 $19.9 Gross Loans ($B) $6.2 $8.6 $14.5 $14.5 $16.2 Total Deposits ($B) $6.6 $9.6 $14.0 $13.8 $15.6 Total Equity ($M) $804 $1,456 $2,470 $2,437 $2,460 Tangible Common Equity ($M) (1) $665 $894 $1,446 $1,419 $1,452 Loans / Deposits (%) (2) 91% 88% 91% 95% 93% Capital Leverage Ratio (%) 9.71% 9.17% 8.48% 8.48% 8.20% CET1 Ratio (%) 10.29% 10.07% 9.90% 9.82% 9.84% Tier 1 Capital Ratio (%) 11.58% 11.07% 9.90% 9.82% 9.84% Total Capital Ratio (%) 13.14% 12.23% 12.90% 12.94% 13.25% TCE / TA (%) (1) 8.62% 8.22% 8.40% 8.25% 7.70% C&D / Bank-Level RBC (%) 83% 78% 93% 89% 85% CRE / Bank Level RBC (%) 219% 248% 243% 245% 244% Earnings & Profitability Net Income ($M) $73.5 $121.0 $161.4 $19.3 $32.2 ROAA (%) 1.00% 1.24% 1.10% 0.43% 0.67% Adjusted ROAA (%) (1) 1.26% 1.50% 1.52% 0.87% 0.89% ROACE (%) 9.6% 10.3% 8.2% 3.2% 5.2% ROATCE (%) (1) 11.7% 15.9% 13.6% 5.4% 8.9% Adjusted ROATCE (%) (1) 14.7% 19.2% 18.7% 11.0% 11.7% Net Interest Margin (%) 3.95% 3.92% 3.88% 3.70% 3.83% NII / Average Assets (%) 1.4% 1.2% 1.4% 1.2% 2.5% NIE / Average Assets (%) 3.2% 3.0% 3.2% 3.1% 3.3% Efficiency Ratio (%) 63.6% 63.6% 67.1% 68.2% 54.7% Adjusted Efficiency Ratio (%) (1) 60.3% 56.2% 55.7% 59.9% 51.1% Asset Quality NPAs ($M) $53.1 $63.0 $101.3 $111.6 $117.7 NPAs / Assets (%) 0.68% 0.55% 0.56% 0.61% 0.59% LLR ($M) $25.8 $28.8 $38.2 $149.5 $208.8 LLR / Loans (%) 0.43% 0.34% 0.30% 1.14% 1.44% NCOs ($M) $6.5 $13.6 $10.4 $4.4 $9.2 NCOs / Average Loans (%) 0.12% 0.18% 0.10% 0.12% 0.27% Yield and Cost Yield on Loans (%) 4.81% 5.05% 5.21% 4.85% 4.58% Yield on Earning Assets (%) 4.46% 4.71% 4.88% 4.56% 4.32% Cost of Deposits (%) 0.34% 0.62% 0.88% 0.71% 0.39% Cost of Interest Bearing Liabilities (%) 0.71% 1.10% 1.44% 1.24% 0.75% 35 Source: S&P Global Market Intelligence, Company documents (1) See Appendix for reconciliation of non - GAAP financial measures (2) Does not include loans held for sale Financial Highlights

Non-GAAP Reconciliation

	2017	2018	2019	Q1 '20	Q2 '20
Net Income	$73,548	$121,027	$161,441	$19,322	$32,236
Adjustment Items:					
Merger & Conversion Charges	915	20,499	73,105	540	895
Executive Retirement Benefits	--	8,424	--	--	--
Restructuring Charges	--	983	245	--	1,463
Servicing Right Impairment (Recovery)	--	--	507	22,165	7,989
Natural Disaster & Pandemic Charges	410	882	(39)	548	2,043
Gain on BOLI Proceeds	--	--	(3,583)	--	(845)
Expenses Related to SEC/DOJ Investigation	--	--	463	1,443	1,294
Loss on Sale of Premises	1,264	1,033	6,021	470	281
Certain Compliance Resolution Expenses	5,163	--	--	--	--
Accelerated Premium Amortization on Loans Sold from Purchased Loan Pools	456	--	--	--	--
Tax effect of Adjustment Items	(2,873)	(4,923)	(16,065)	(5,283)	(2,933)
After-Tax Adjustment Items	$5,335	$26,898	$60,654	$19,883	$10,187
Tax Expense Attributable to Merger Related Compensation and Acquired BOLI	--	--	849	--	--
Reduction in State Tax Expense Accrued in Prior Year, Net of Federal Tax Impact	--	(1,717)	--	--	--
Remeasurement of Deferred Tax Assets and Deferred Tax Liabilities at Reduced Federal Corporate Tax Rate	13,625	--	--	--	--
Adjusted Net Income	$92,508	$146,208	$222,944	$39,205	$42,423
Average Assets	$7,330,974	$9,744,001	$14,621,185	$18,056,445	$19,222,181
Return on Average Assets	1.00%	1.24%	1.10%	0.43%	0.67%
Adjusted Return on Average Assets (non-GAAP)	1.26%	1.50%	1.52%	0.87%	0.89%
Average Common Equity	$770,296	$1,178,275	$1,970,780	$2,456,617	$2,478,373
Less:					
Average Goodwill and other intangibles	(140,984)	(416,001)	(781,287)	(1,020,509)	(1,015,502)
Average Tangible Common Equity	$629,312	$762,274	$1,189,493	$1,436,108	$1,462,871
Return on Average Common Equity	9.5%	10.3%	8.2%	3.2%	5.2%
Return on Average Tangible Common Equity (non-GAAP)	11.7%	15.9%	13.6%	5.4%	8.9%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	14.7%	19.2%	18.7%	11.0%	11.7%

36

Non-GAAP Reconciliation (cont.)

	2017	2018	2019	Q1 '20	Q2 '20
Total Noninterest Expense	$231,936	$293,647	$471,937	$138,053	$155,768
Adjustment Items:					
Merger & Conversion Charges	(915)	(20,499)	(73,105)	(540)	(895)
Executive Retirement Benefits	--	(8,424)	--	--	--
Restructuring Charges	--	(983)	(245)	--	(1,463)
Expenses related to SEC/DOJ Investigation	--	--	(463)	(1,443)	(1,294)
Certain Compliance Resolution Expenses	(5,163)	--	--	--	--
Natural Disaster & Pandemic Charges	(410)	(882)	39	(548)	(2,043)
Loss on Sale of Premises	(1,264)	(1,033)	(6,021)	(470)	(281)
Adjusted Noninterest Expense (non-GAAP)	$224,184	$261,826	$392,142	$135,052	$149,792
Total Revenue					
Net Interest Income	$260,125	$343,392	$505,166	$147,945	$163,814
Noninterest Income	104,457	118,412	198,113	54,379	120,960
Total Revenue	$364,582	$461,804	$703,279	$202,324	$284,774
Adjusted Total Revenue					
Net Interest Income (TE)	$267,086	$347,480	$509,516	$149,018	$165,178
Noninterest Income	104,457	118,412	198,113	54,379	120,960
Total Revenue (TE)	$371,543	$465,892	$707,629	$203,397	$286,138
Adjustment Items:					
(Gain) loss on securities	(37)	37	(138)	9	(14)
Gain on BOLI Proceeds	--	--	(3,583)	--	(845)
Accelerated Premium Amortization on Loans Sold from Purchased Loan Pools	456	--	--	--	--
Servicing Right Impairment (Recovery)	--	--	507	22,165	7,989
Adjusted Total Revenue (TE) (non-GAAP)	$371,962	$465,929	$704,415	$225,571	$293,268
Efficiency Ratio	63.6%	63.6%	67.1%	68.2%	54.7%
Adjusted Efficiency Ratio (TE) (non-GAAP)	60.3%	56.2%	55.7%	59.9%	51.1%

37

38 Non - GAAP Reconciliation (cont.) 2017 2018 2019 Q1 '20 Q2 '20 Total Assets $7,856,203 $11,443,515 $18,242,579 $18,224,548 $19,872,629 Less: Goodwill (125,532) (503,434) (931,637) (931,947) (928,005) Other intangible assets, net (13,496) (58,689) (91,586) (85,955) (80,354) Tangible Assets (non-GAAP) $7,717,175 $10,881,392 $17,219,356 $17,206,646 $18,864,270 Total Common Equity $804,479 $1,456,347 $2,469,582 $2,437,150 $2,460,130 Less: Goodwill (125,532) (503,434) (931,637) (931,947) (928,005) Other intangible assets, net (13,496) (58,689) (91,586) (85,955) (80,354) Tangible Common Equity (non-GAAP) $665,451 $894,224 $1,446,359 $1,419,248 $1,451,771 Tangible Assets (non-GAAP) $18,864,270 Less: PPP Loans (1,081,982) Tangible Assets (excluding PPP) (non-GAAP) $17,782,288 Tangible Common Equity / Tangible Assets (non-GAAP) 8.62% 8.22% 8.40% 8.25% 7.70% Tangible Common Equity / Tangible Assets (excluding PPP) (non-GAAP) 8.16% Total Revenue $364,582 $461,804 $703,279 $202,324 $284,774 Less: Noninterest Expense (231,936) (293,647) (471,937) (138,053) (155,768) Pre-Tax Pre-Provision Income (non-GAAP) $132,646 $168,157 $231,342 $64,271 $129,006 Average Assets $7,330,974 $9,744,001 $14,621,185 $18,056,445 $19,222,181 Pre-Tax Pre-Provision Return on Average Assets (non-GAAP) 1.8% 1.7% 1.6% 1.4% 2.7%